                                                                 EXHIBIT e(1)(c)

                                 AMENDMENT NO. 2
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
                   (APPLICABLE TO CLASS A AND CLASS C SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Equity Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS

CLASS A SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Core Equity Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund

CLASS C SHARES

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Core Equity Fund

AIM Large Cap Growth Fund
CLASS C SHARES (continued)

AIM Mid Cap Growth Fund
AIM Weingarten Fund

INSTITUTIONAL CLASS SHARES

AIM Charter Fund
AIM Constellation Fund
AIM Weingarten Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: December   , 2001
                --

                                          AIM EQUITY FUNDS


Attest:                                   By
        -------------------------------      -------------------------------
        Assistant Secretary                  President



                                          A I M DISTRIBUTORS, INC.


Attest:                                   By:
        -------------------------------      -------------------------------
        Assistant Secretary                  President


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